BRIDGE BUILDER TRUST

Bridge Builder Core Plus Bond Fund

Supplement dated January 26, 2021

to the Prospectus dated October 28, 2020, as supplemented, and to the Summary Prospectus dated October 28, 2020, as supplemented

This supplement provides new and additional information beyond that contained in the

Prospectus and Summary Prospectus and should be read

in conjunction with the Prospectus and Summary Prospectus.

Effective March 1, 2021 (the “Effective Date”), Daniel J. Fuss will no longer serve as a portfolio manager of the portion of the assets of the Bridge Builder Core Plus Bond Fund managed by Loomis, Sayles & Company, L.P. (“Loomis Sayles’ Allocated Portion of the Fund”). Matthew J. Eagan, Brian P. Kennedy and Elaine M. Stokes will each continue to serve as portfolio managers of Loomis Sayles’ Allocated Portion of the Fund.

Accordingly, as of the Effective Date, all references and information related to Daniel J. Fuss in the following sections of the Prospectus and Summary Prospectus are hereby deleted: the table entitled “Loomis Sayles” in the sub-section of the Prospectus entitled “Sub-advisers and Portfolio Managers” under the section entitled “Summary Section – Bridge Builder Core Plus Bond Fund;” the disclosure in the sub-section of the Prospectus entitled “Sub-advisers and Portfolio Managers – Core Plus Bond Fund – Loomis Sayles” under the section entitled “Management of the Funds;” and the table entitled “Loomis Sayles” under the section of the Summary Prospectus entitled “Sub-advisers and Portfolio Managers.”

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE